UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2020

HGR Liquidating Trust
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry Into a Material Definitive Agreement.

Agreement and Declaration of Trust

On June 30, 2020, Hines Global REIT, Inc. (the “Company”) and the Trustees identified below entered into an Agreement and Declaration of Trust (the “Liquidating Trust Agreement”) in connection with the formation of HGR Liquidating Trust, a Maryland statutory trust (the “Trust”). The purpose of the Trust is to complete the liquidation of the Company’s assets in accordance with the Company’s plan of liquidation and dissolution (the “Plan”) that was previously approved by the Company’s stockholders in July 2018. The trustees of the Trust consist of certain members of the Company’s board of directors: Jeffrey C. Hines, Charles M. Baughn, Jack L. Farley, Thomas L. Mitchell, John S. Moody and Peter Shaper; and David L. Steinbach, the Company’s Chief Investment Officer (collectively, the “Trustees”). Pursuant to the Liquidating Trust Agreement, the Company transferred all of its assets and liabilities to the Trust and received units of beneficial interest in the Trust (the “Units”) equal to the number of shares of the Company’s common stock outstanding on June 30, 2020. Immediately thereafter, the Company distributed the Units pro rata to its stockholders such that one Unit was distributed for each share of the Company’s common stock and all stockholders of the Company are now unitholders and beneficiaries of the Trust.
Pursuant to the Liquidating Trust Agreement, as soon as practicable, the Trust will mail to each unitholder a notice indicating how many Units such unitholder owns. The fair market value of a Unit will be determined by the Trust’s board of trustees (the “Board”) as of June 30, 2020 and disclosed in a Current Report on Form 8-K on or about July 15, 2020.
The Liquidating Trust Agreement provides that the Trust will terminate upon the earliest of (a) such time as termination is required by the applicable laws of the State of Maryland, (b) the determination of the Board to terminate the Trust following the distribution of all its assets in accordance with the Liquidating Trust Agreement, or (c) the expiration of a period of three years from June 30, 2020. Notwithstanding the foregoing, the Board may continue the existence of the Trust beyond the three-year term if the Board in its reasonable discretion determines that an extension is necessary to fulfill the purposes of the Trust, provided that the Board has requested and obtained no-action assurance from the SEC regarding relief from registration and reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to any such extension.
The Liquidating Trust Agreement further provides that the Board has the discretion to make distributions of available cash to the unitholders as and when they deem such distributions to be in the best interests of the unitholders, taking into account the administrative costs of making such distributions, anticipated costs and expenses of the Trust and such other factors as they may consider appropriate.
Mr. Hines has served as the initial Trustee of the Trust since June 8, 2020, and effective June 26, 2020, Messrs. Hines, Baughn, Steinbach, Farley, Mitchell, Moody and Shaper were appointed to serve as additional Trustees.
The Board is responsible for among other things:

•	Selling or otherwise disposing of the assets held by the Trust in accordance with the Plan;

•	Overseeing the Advisor (as defined below);

•	Appointing officers of, and engaging agents and independent contractors to provide services to the Trust;

•	Resolving any claims or liabilities of the Trust;

•	Paying all claims, expenses and liabilities of the Trust out of the Trust’s assets, or making a reasonable reserve to pay those obligations;

•	Making distributions of cash to unitholders on such dates as they may determine, subject to the terms of the Liquidating Trust Agreement;

•
Making a final distribution to the unitholders after they determine that all claims, debts, liabilities and obligations of the Trust have been paid or discharged, or when the Trust terminates in accordance with the terms of the Liquidating Trust Agreement; and

•	Resolving conflicts between the Trust and affiliates of the Advisor.
A majority of the Trustees are required to be “Independent Trustees,” as defined in the Liquidating Trust Agreement, with an exception for circumstances when there is an unfilled vacancy on the Board. The initial Independent Trustees of the Trust are Messrs. Farley, Mitchell, Moody and Shaper, who also served as independent directors for the Company. Pursuant to the Liquidating Trust Agreement, the Independent Trustees are required to make decisions with respect to conflict of interest transactions between any Trustee or such Trustee’s affiliates, on the one hand, and the Trust, on the other hand.

Any Trustee may resign upon notice to the Board and any Trustee may be removed at any time, with or without cause, by unitholders holding in the aggregate more than two-thirds of the total outstanding Trust units at a meeting of the unitholders properly called for that purpose. If a vacancy on the Board exists, because a Trustee resigns or is removed, unless the remaining Trustees decrease the number of trustees comprising the Board, or because the number of trustees is increased, the vacancy will be filled by the remaining Trustees or, if the Trustees are unable to do so, by the unitholders at a meeting properly called for that purpose, upon the affirmative vote of unitholders holding units representing a majority of the total Trust units present at the meeting, in person or by proxy.
To the fullest extent permitted by law, and subject to certain limits on liability of Trustees under applicable Maryland law, the Trustees and officers of the Trust will not be subject to any personal liability to any person, including the Trust or its unitholders, in connection with the trust estate and the Trust. The Trust also will indemnify, to the maximum extent permitted by law, the Trustees and the Trust’s officers, agents, and certain other persons against all claims, actions, liabilities and expenses reasonably incurred by such indemnified persons in connection with the defense or disposition of any proceeding in which the indemnified person may be involved or threatened in connection with the exercise and performance of any of their powers and duties under the Liquidating Trust Agreement. The right to receive indemnification will extend to all costs, disbursements and attorneys’ fees and amounts paid in satisfaction of judgments or settlements. The Trust may make advance payments in connection with indemnification claims, provided that the indemnified person has undertaken to repay any amount advanced and to reimburse the Trust in the event that it is subsequently determined that the indemnified person is not entitled to such indemnification. The Trust will purchase such insurance as the Board believes will adequately insure that each indemnified person will be indemnified against any claims, actions, liabilities and expenses as provided under the Liquidating Trust Agreement.
Except as expressly provided by law, the Board may amend the Liquidating Trust Agreement without the consent of unitholders, except that the Board may not amend the Liquidating Trust Agreement if the amendment would permit the Board to adversely affect the unitholders’ rights to receive their pro rata shares of the Trust assets. In addition, no amendment may increase the potential liability of the Trustees without their consent or jeopardize the respective tax treatment of the Trust or its unitholders as a “liquidating trust” and as owners of their respective shares of the Trust’s taxable income.

The foregoing summary is qualified in its entirety by reference to the Liquidating Trust Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Amended and Restated Advisory Agreement

In connection with the closing of the transactions contemplated by the Liquidating Trust Agreement, the Trust assumed the Company’s interest in the Advisory Agreement, dated August 3, 2009 (as amended, the “Advisory Agreement”), by and among the Company, Hines Global REIT Advisors LP (the “Advisor”) and Hines Global REIT Properties LP (the “Operating Partnership”). On June 30, 2020, immediately following the completion of the transactions contemplated by the Liquidating Trust Agreement, the Trust, the Advisor and the Operating Partnership entered into an Amended and Restated Advisory Agreement (the “A&R Advisory Agreement”). The A&R Advisory Agreement amends and restates the Advisory Agreement in its entirety to, among other things, replace the Company with the Trust as a party to the Agreement, to incorporate certain previous amendments to the Advisory Agreement and to remove certain sections that are no longer applicable as the Trust seeks to liquidate all of the Company’s former assets. In addition, the Advisor agreed to reduce the annual asset management fee payable under the Advisory agreement by 25% from 1.5% to 1.125% of net equity invested in real estate investments, reflecting the Advisor’s continued commitment to the unitholders as the Trust works toward completion of the liquidation of the Company’s former assets. Other than these changes, the A&R Advisory Agreement is substantially the same as the Advisory Agreement and the Advisor will manage the day-to-day operations of the Trust as it managed the day-to-day operations of the Company.

The foregoing summary is qualified in its entirety by reference to the A&R Advisory Agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Second Amended and Restated Partnership Agreement.

In connection with the closing of the transactions contemplated by the Liquidating Trust Agreement, the Trust assumed the Company’s role as general partner of the Operating Partnership and the Company’s interest in the Amended and Restated Partnership Agreement of the Operating Partnership, dated April 2, 2012 (the “Partnership Agreement”). On June 30, 2020, immediately following the completion of the transactions contemplated by the Liquidating Trust Agreement, the Trust, as general partner, and the limited partner party thereto entered into the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “A&R Partnership Agreement”). The A&R Partnership Agreement amends and restates the Partnership Agreement in its entirety to, among other things, replace the Company with the Trust as the general partner of the Operating Partnership, remove certain provisions that were applicable to the Company as a real estate investment trust for U.S. federal income tax purposes but are not applicable to the Trust, and to remove certain other provisions that are no longer applicable to the Trust as it seeks to liquidate all of the Company’s former assets. Otherwise, the A&R Partnership Agreement is substantially the same as the Partnership Agreement.

The foregoing summary is qualified in its entirety by reference to the A&R Partnership Agreement attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Trustee and Officer Indemnification Agreements

In connection with the establishment of the Trust and the appointment of its Trustees and officers, the Trust entered into separate indemnification agreements with each of the Trustees and each of Messrs. Jeffrey C. Hines, the Trust’s Chief Executive Officer, J. Shea Morgenroth, the Trust’s Chief Financial Officer, and Jason P. Maxwell, the Trust’s General Counsel and Secretary. These indemnification agreements require the Trust to indemnify the Trustee or officer, to the maximum extent permitted by Maryland law, against all liabilities and expenses incurred in connection with any proceeding by reason of such person’s status as a Trustee or officer of the Trust, including in connection with any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of the Trustee or officer in his capacity as such. In addition, these indemnification agreements require the Trust to advance to the Trustee or officer all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. In accordance with these agreements, the Trust must also indemnify and advance all expenses incurred by such Trustee or officer seeking to enforce his rights under the indemnification agreements. These indemnification agreements will continue in effect until the termination of the Trust.

The foregoing summary is qualified in its entirety by reference to the Form of Trustee and Officer Indemnification Agreement attached hereto as Exhibit 10.4, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included under “Agreement and Declaration of Trust” in Item 1.01 above with respect to the transfer of all of the Company’s assets and liabilities to the Trust is incorporated by reference into this Item 2.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information under Item 1.01 above with respect to the appointment of Trustees to the Board and the entry into indemnification agreements by the Trustees and officers of the Trust is incorporated by reference into this Item 5.02.

On June 26, 2020, the Board appointed Mr. Hines as the Trust’s Chief Executive Officer, Mr. Morgenroth as the Trust’s Chief Financial Officer, and Mr. Maxwell as the Trust’s General Counsel and Secretary. For more information about the Trustees and officers of the Trust, see Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 30, 2020.

The Independent Trustees will be paid an annual fee for their services of $50,000, a fee of $2,000 for each Board meeting attended in person and a fee of $1,000 for each Board meeting attended via teleconference. In addition, the Independent Trustees will be reimbursed by the Trust for all out-of-pocket expenses. The officers of the Trust and non-independent Trustees will not receive compensation from the Trust.

Item 7.01     Regulation FD Disclosure.

On July 7, 2020, the Trust released the Frequently Asked Questions related to the transfer of the Company’s assets and liabilities to the Trust attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01    Other Events.

On June 30, 2020, immediately following the completion of the transactions contemplated by the Liquidating Trust Agreement, the Company filed articles of dissolution with the Maryland State Department of Assessments and Taxation.

On July 7, 2020, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to terminate the registration of the Company’s common stock under the Exchange Act, providing notice that the Company will cease filing reports under the Exchange Act. However, the Trust will file with the SEC annual reports on Form 10-K showing the consolidated assets and liabilities of the Trust, as well as the receipts and disbursements of the Trust. In addition, during the course of each year, whenever a material event relating to the Trust or the assets of the Trust occurs, the Trust will file with the SEC a current report on Form 8-K describing such event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Agreement and Declaration of Trust of HGR Liquidating Trust, dated as of June 30, 2020
10.2	Amended and Restated Advisory Agreement, dated as of June 30, 2020, by and among HGR Liquidating Trust, Hines Global REIT Advisors LP and Hines Global REIT Properties LP
10.3	Second Amended and Restated Agreement of Limited Partnership of Hines Global REIT Properties LP
10.4	Form of Indemnification Agreement entered into between HGR Liquidating Trust and the individuals listed on Schedule A thereto
99.1	Frequently Asked Questions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HGR Liquidating Trust

July 7, 2020	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Financial Officer